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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2006

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada L4G 7K1 (Address of Principal Executive Offices) (Zip Code)

(905) 726-2462 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On July 26, 2006 the Registrant issued a press release announcing that it has amended and extended two financing agreements.

The first amendment is to the Registrant's senior secured revolving bank credit facility with Bank of Montreal ("BMO"), which amends the credit agreement made as of July 22, 2005 (the "BMO Loan"). The BMO Loan maturity date has been extended from July 31, 2006 to November 6, 2006. The maximum permitted borrowings for general corporate purposes under the BMO Loan have been increased to $50 million. The BMO Loan was also amended to provide for a further increase of $14 million to fund the exercise by the Registrant of its option to acquire the remaining 70% of AmTote International, Inc. The BMO Loan also requires that the Registrant repay $39 million upon closing of the sale of The Meadows, after repaying the MID Bridge Loan (as defined below). In connection with the amendments, the Registrant will pay to BMO a commitment fee of $240,000 (0.375% of the amount of the BMO Loan).

The second amendment is to the Registrant's bridge loan with MID Islandi, sf., which amends the bridge loan agreement made as of July 22, 2005, as supplemented and amended by a bridge loan consent and waiver agreement made as of October 14, 2005, and as amended by a first amending agreement made as of February 1, 2006 (the "MID Bridge Loan"). The MID Bridge Loan maturity date has been extended from August 31, 2006 to December 5, 2006. Also, MID Islandi, sf. provided its consent to the Registrant's amended share purchase agreement and ownership transfer of The Meadows and the Registrant exercising its option to acquire the remaining 70% of AmTote International, Inc. In connection with the amendments, the Registrant will pay the Lender an extension fee of $500,000 (0.5% of the amount of the MID Bridge Loan), plus an additional fee of $500,000 if the Registrant does not complete its sale of The Meadows by November 6, 2006.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.    Description

99.1                Press Release dated July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
July 28, 2006
	by:	/s/ WILLIAM G. FORD William G. Ford Corporate Secretary

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SIGNATURES